Exhibit 10.46

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

AMENDMENT NO. ONE TO LOAN AND SECURITY AGREEMENT
(PROJECT LOAN)
THIS AMENDMENT NO. ONE TO LOAN AND SECURITY AGREEMENT (PROJECT LOAN) (the “Amendment”) dated as of this 31st day of July, 2015, is by and among MM PROTON I, LLC, a Delaware limited liability company (“Borrower”), JPMORGAN CHASE BANK, N.A., (“JPMorgan”) in its capacity as Administrative Agent (as hereinafter defined) and Collateral Agent (as hereinafter defined), and each party (each, a “Lender”) identified as a Lender on the signature pages hereto.
RECITALS
WHEREAS, Borrower, JPMorgan and the Lenders are parties to that certain Loan and Security Agreement (Project Loan) dated as of the 15th day of July, 2015 (the “Project Loan Agreement”);

WHEREAS, capitalized terms herein are used as defined in the Project Loan Agreement;

WHEREAS, the parties hereto desire to amend the Project Loan Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments.

a.The definition of “Interest Payment Date” in the Project Loan Agreement is hereby amended and restated as follows:

“Interest Payment Date” means for each of the Senior First Lien Loans and Senior Second Lien Loans, the first (1st) day of each calendar month, (a) during the period commencing on the first such date to occur at least 30 days after the Closing Date and ending on and including 1st day of the calendar month first preceding the Facility Substantial Completion Date and (b) during the period commencing on the first (1st)) day of the fourth full calendar month following the Facility Substantial Completion Date and ending on and including the Maturity Date of such Loan.
b.Section 2.01(c) of the Project Loan Agreement is hereby amended and restated as follows:

Each Advance hereunder, including Advances to pay interest on the Senior First Lien Loans and Senior Second Lien Loan pursuant to Section 2.08, hereunder shall consist of Loans solely from the Subordinated Lender until such time as the Subordinated Lender shall have fully funded the Aggregate Subordinated Loan Commitment hereunder and, thereafter, of Senior First Lien Loans and Senior Second Lien Loans ratably in proportion

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

to the ratio that the Aggregate Senior First Lien Loan Commitment bears to the Aggregate Senior Second Lien Loan Commitment, with (i) such Senior First Lien Loans made by the Senior First Lien Lenders ratably in proportion to their Applicable Percentage, and (ii) such Senior Second Lien Loans made by the Senior Second Lien Lenders ratably in proportion to their Applicable Percentage.
2.No Other Amendments. Except as expressly amended hereby, the Project Loan Agreement is not amended in any respect, and, as so amended hereby, the Project Loan Agreement shall continue in full force and effect.

3.Incorporation by Reference. Sections 11.08, 11.09 and 11.10 of the Project Loan Agreement are hereby incorporated by reference as applicable to this Amendment, mutandis mutandi.

[SIGNATURE PAGE FOLLOWS]

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. One to Loan and Security Agreement (Project Loan) as of the day and year first above written.
MM PROTON I, LLC,
a Delaware limited liability company

By:	MM Proton I Investors, LLC,
a Delaware limited liability company, its Managing Member

	By:	/S/ Robert F. Murphy, Jr.
	Name:	Robert F. Murphy, Jr.
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent and as a Senior First Lien Lender

By:	[****] *
Name:	[****]
Title:	[****]

VARIAN MEDICAL SYSTEMS INTERNATIONAL AG
as a Senior First Lien Lender

By:	[****]
Name:	[****]
Title:	[****]

SPECIAL SITUATIONS INVESTING GROUP II, LLC,
as a Senior Second Lien Lender

By:	[****]
Name:	[****]
Title:	[****]

VARIAN MEDICAL SYSTEMS INTERNATIONAL AG
as a Subordinated Lender

By:	[****]
Name:	[****]
Title:	[****]

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.